Exhibit 99.1
Investor Presentation Second Quarter 2011

2 Safe Harbor Statement Discussions and statements in this presentation that are not statements of historical fact (including without limitation statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project”, “intend,” and “plan”) and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens’ control or are subject to change. No forward-looking statement is a guarantee of future performance and actual results could differ materially. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in Citizens’ filings with the Securities and Exchange Commission. Other factors not currently anticipated may also materially and adversely affect Citizens’ results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

3 Who We Are 55th largest bank holding company in the U.S. ranked by assets $9.5 billion assets and $7.4 billion deposits Presence in 3 Upper Midwest states with 220 branches and 249 ATMs Increased market share in 60% of our counties since 2008 Number of new clients has grown 9% YTD in 2011 80% of revenue is Michigan based Company Overview 220 Branches / 249 ATMs

4 How We Deliver Our Service Core Banking 85% of revenue Retail consumer Commercial clients up to $5 million loan size Treasury Management: 74% of commercial clients also have operating accounts Public Funds: Focus on generating lasting relationships rather than temporary deposits SBA: Dedicated group to fast track process - 48 hour average time to approval. Preferred Lender status for loans up to $5 million Mortgage: Over 20% of closings are directly from branch to call center Investment Center: Introduce single service CD clients to financial consultants Corporate Banking 11% of revenue Asset Based Lending Corporate Healthcare: Specialty focus in assisted living & skilled nursing Wealth Management 4% of revenue Personal Trust Employee Benefits Institutional Trust

Local Delivery of Service Local teams focus on delivery of : Client service Closing pipeline opportunities Referring business 5 Client Community Bank President Wealth Business Development Officer Investment Consultant Treasury Management Officer Branch Manager Public Funds Officer Mortgage Loan Officer Local Advisory Board

Strategy From 2009 - 2010 6 Revenue Focus Problem Asset Resolution Focus Franchise value strengthened Uncertainty around credit eliminated Since 2009, strategy to focus on clients/revenue while working through credit issues * Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit) provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit write downs and fair-value adjustments) caused by this economic cycle. ** Source: SNL Financial MRQ data

Strategy from 2009 - 2010 Preserved capital by managing assets Grew and maintained reserve levels in recognition of portfolio risk 7

Strategy from 2009 - 2010 Aggressively and actively worked out of problem assets Carefully managed capital levels to allow execution of problem asset reduction 8 Regulatory Minimum for “Well-Capitalized” June 30, 2011 March 31, 2011 Leverage ratio 5.00% 7.83% 7.39% Tier 1 capital ratio 6.00 12.43 11.90 Total capital ratio 10.00 13.77 13.24 Tier 1 common equity (non-GAAP) 6.36 5.93

Strategic Focus into 2012 Prudently rebuild loan book Maintain margin 9

Strategic Focus into 2012 Continue focus on core deposits Reduce number of single service CD clients 10

Strategic Focus into 2012 Manage liquidity levels to be more reflective of improved credit trends 11 Ensure reserves reflect reduced risk in portfolios and support growth initiatives * Source: SNL Financial MRQ data

Strategic Focus into 2012 Regain consistent profitability Turn on treasury and preferred dividends Harvest deferred tax asset Rebuild tangible common equity Examine TARP repayment options 12 * Includes $10 million income tax benefit

Strategic Focus into 2012 Reprice and add new fee income streams to replace lost revenue from regulatory changes Continue prudent expense management while adding key revenue generating positions 13 * Non-GAAP Measure excludes goodwill impairment, FDIC special assessment and fair value adjustments on ORE

Strategic Focus into 2012 Provide top tier client service as continued core competency 14 * Surveys conducted by Prime Performance (tm)

15 Successful Leaders in Key Roles Name Title Held Position Since Cathy Nash Chief Executive Officer Feb. 09 Lisa McNeely Chief Financial Officer Aug. 10 Mark Widawski Chief Credit Officer Feb. 09 Brian Boike Treasurer Oct. 09 Judi Klawinski Director of Core Banking Oct. 09 Ray Green Director of Corporate Banking May 10 Joe Czopek Controller Oct. 09 Pete Ronan Director of Wealth Management Oct. 08

16 2Q 2011 Highlights Reported quarterly profit to common shareholders Net income of $18.5 million, or $0.46 per common share First profitable quarter since 1Q 2008 Pre-tax, pre-provision profits remained solid at $33 million NIM increased to 3.56%, up 21 bps from 2Q10 Capital ratios remained strong Continued improvement in credit trends Delinquencies remained low at 1% of loans Non-performing assets decreased for the 7th consecutive quarter to $152 million, or 1.6% of total assets New NPL commercial inflows were below $25 million Provision for loan losses fell to $18 million Allowance for loan losses remained strong at 3.7% of total loans and 167% of NPLs

Solid Core Earnings 17

Accelerated resolution of over $920 million of problem assets Maintained Strong Capital Position 18

Pace of Loan Decline Improving 19

20 Positioned for Growth Successfully managed through credit cycle with a strategic focus on revenue generation and problem asset resolutions Strategically focused into 2012 to Rebuild loan portfolio Maintain margin Evaluate reserve levels Regain consistent profitability Continue providing top tier client service

21 Appendix

22 Upper Midwest Franchise

23 Recent Trends Highlight Core Strength (1) Non-GAAP measure, as defined by management, represents net income (loss) excluding income tax provision (benefit), provision for loan losses, securities (gains)/losses, and any impairment charges (including goodwill, credit writedowns and fair-value adjustments) caused by this economic cycle. Pre-Tax Pre-Provision Profit (non-GAAP)

24 Quarterly Non-Interest Income Trends

25 Quarterly Non-Interest Expense Trends

26 Over $2.1 billion in unpledged securities No OTTI concerns Purchase only highest quality agency securities Investment Portfolio at June 30, 2011 * Taxable equivalent yield, except for Municipal yields which are before tax effect Effective Management of Securities Portfolio Provides Source of Liquidity

27 Maintaining Strong Capital Levels

28 Non-GAAP Common Equity Ratios (1) Other assets deducted from Tier 1 capital and risk-weighted assets consist of intangible assets (excluding goodwill)

29 Proactive Credit Management 30-89 Day Past Due Portfolio Balances Non-Performing Loans ($ in millions) ^C&I ^Owner Occupied ^Income Producing ^Land Hold, Land Dev. & Const. ^Residential Mtg ^Consumer Net Charge-Offs

30 Commercial & Industrial Portfolio 30-89 Day Past Due Portfolio Balances ($ in millions) ^C&I ^Small Business Non-Performing Loans Net Charge-Offs

31 Commercial Portfolio Size Characteristics

32 Commercial Real Estate Portfolio 30-89 Day Past Due Portfolio Balances ($ in millions) ^Owner Occupied ^Income Producing ^Land Hold, Land Development & Construction Non-Performing Loans Net Charge-Offs

33 Commercial Real Estate Portfolio By Collateral By Region

34 Consumer Portfolio 30-89 Day Past Due * Portfolio Balances Non-Performing Loans * Net Charge-Offs * ($ in millions) ^Indirect ^Other Direct ^Home Equity ^Residential Mortgage * Other direct included with Home Equity

35 High Quality Consumer Portfolios Home Equity $36,800 avg loan size Indirect (1) $23,200 avg loan size (1) Indirect loans are RV and marine only (no auto) Consumer Portfolio Strong refreshed FICO scores 738 Home Equity 736 Indirect 720 Other Direct 41% of home equity is first lien position Indirect NPLs have been less than $2.6 million, or 0.33% of total, through the cycle Other Direct $18,900 avg loan size Residential Mortgage Portfolio $174,000 average loan size 717 refreshed FICO score 68% average original LTV Seasoned portfolio Foreclosures are handled by PHH; Michigan does not follow a judicial foreclosure process

36 Non-Performing Loans Commercial Real Estate $42.5 34.4% Commercial $21.0 17.0% Residential Mortgage $30.7 24.8% ($ in millions) Direct Consumer $13.9 11.2% $123.7 million or 2.2% of portfolio Indirect Consumer $1.3 1.0% Restructured Loans & 90+ Accruing $14.3 11.6% Loan loss reserve = $206.3 million Allowance for loan losses to NPLs = 166.8% Specific portion of allowance = $6.5 million ALLL coverage of remaining NPLs = 318%

37 Aggressive Non-Performing Asset Management Quarterly Non-Performing Asset Activity

38 Peer Groups

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